For news releases, related materials and high-resolution photos and video, visit Ford From the Road. https://twitter.com/ford https://ford.to/facebook https://ford.to/linkedin News Ford Large SUVs and F-Series Lead First-Half Growth; Maverick Hybrid and Bronco Set Records • F-Series retains truck crown: America’s No. 1 truck is on pace for 50 straight years as the nation's best-selling truck, delivering 357,801 units through June. • Record Maverick Hybrid sales: America's No. 1 hybrid truck set a second quarter record with 29,457 vehicles sold • Large SUV momentum: Combined sales of Bronco, Explorer and Expedition rose 10.1%, representing the best first-half performance for this high-margin lineup in 25 years • Bronco sets a new milestone: Bronco set first half and second quarter record and outsold Jeep Wrangler in Q2 • Off-Road performance expansion: Sales of Ford’s off-road performance vehicles rose 6.5% through the first half • Mustang dominates sports cars: First-half Mustang sales surged 22% to 28,725 vehicles, outselling its nearest non-premium competitor sevenfold. • No. 1 commercial van: America’s best-selling van, the Ford Pro Transit, totaled 78,925 sales, outpacing last year’s record sales performance at the halfway mark • Lincoln SUV records: Nautilus achieved record Q2 sales, while Aviator posted record first half • Subscriptions growth: Paid software subscriptions for Ford Pro Intelligence rose approximately 20% in the first half, surpassing 900,000 active subscriptions DEARBORN, Mich., July 2, 2026 — Ford grew its estimated June retail market share by 0.2 percentage points to 12.3%, driven by strong demand for high-margin SUVs and F-Series trucks. The company’s focus on high-margin SUVs — Expedition, Explorer and Bronco — sustained retail share during the planned phase-out of the Ford Escape and Lincoln Corsair. This transition paves the way for Ford's all-new, affordable small electric pickup built on its Universal Electric Vehicle platform. Total second-quarter sales declined 10% to 549,200 vehicles, reflecting the model phase-outs and a 69% drop in daily rental sales. Retooling is underway at the Louisville Assembly Plant to build the all-new, affordable small four-door electric pickup off the Universal Electric Vehicle platform next year. Excluding these model transitions and assuming flat rental volumes, Ford’s second- quarter sales would have risen an estimated 0.5%, outperforming flat industry sales. First-half F-Series sales reached 357,801 units, maintaining market leadership as America’s best-selling truck and outselling the second-place Chevrolet Silverado by more than 80,000 units.

For news releases, related materials and high-resolution photos and video, visit Ford From the Road. 2 Although customer demand remains high, first-half F-Series sales reflect a retiming of commercial production following last year's aluminum supply shortages. Ford expects supply to recover more fully in the second half of the year. “Gaining retail market share last month even as we are phasing out some high-volume models shows the strength of the Ford lineup,” said Andrew Frick, president of Ford Blue and Model e. “F-Series widened its lead over competitors, and we continue to lean into our strengths: the Bronco family, large SUVs, off-road performance and Ford Pro commercial vehicles. We are exactly where we need to be to deliver on our second-half goals.” By the Numbers (Q2 / First Half 2026) • Total sales: 1,006,515 vehicles, closing the quarter with an estimated 12.3% June retail share. • Truck and van leadership: Ford remains America’s best-selling truck manufacturer, with 576,288 vehicles sold in the first half. • Maverick: America’s best-selling hybrid pickup set a Q2 record with 29,457 units sold, up 19.3%. • F-Series: 357,801 first-half sales, keeping it America’s best-selling truck. • Bronco: Record first-half (76,936 units) and record Q2 (45,739 units), outselling the Jeep Wrangler in Q2. • Explorer: America’s best-selling three-row SUV, with 126,925 units sold through June. • Ford Transit: America’s best-selling van, with 78,925 units sold through June. • Ford Pro software: Paid subscriptions topped 900,000, up approximately 20% in the first half. • BlueCruise hands-free driving: Exceeded 12 million cumulative hours. Ford Trucks: No. 1 in America • F-Series led the industry with 357,801 trucks sold in the first half, outselling its nearest competitor by more than 80,000 units. • The F-150 Hybrid remains America’s best-selling full-size hybrid pickup, with 24,596 trucks sold through June. • Maverick Hybrid sales reached a record 46,507 in the first half. Q2 sales rose 19.3% to a record 29,457 units, securing its position as America’s best-selling hybrid pickup. • Sales of the Ford Pro Transit totaled 78,925 units, pacing ahead of last year’s record- setting performance for America's best-selling van. • Total first-half truck and van sales of 576,288 secured Ford's position as America’s No. 1 truck manufacturer.

For news releases, related materials and high-resolution photos and video, visit Ford From the Road. 3 Bronco, Explorer and Expedition Fuel SUV Expansion • Explorer sales expanded 21% to 126,925 units in the first half, driven by a refreshed trim strategy. The high-volume Active and ST-Line trims target growing families, while premium Tremor and Platinum trims attract buyers seeking high-end capability. • Combined sales of Explorer Active and ST-Line trims climbed 31.0% in the first half, while premium Platinum and Tremor series surged 55.6%. Explorer Tremor posted its best monthly sales in June since launching last October. • Although total Expedition sales fell 9.8% due to fleet order timing, retail sales rose 13.7% in the first half, with Q2 retail sales up 15.2%. • Bronco delivered record Q2 and first-half results, outselling the Jeep Wrangler for the quarter. Q2 sales rose 15.9%, while first-half sales grew 6.8% to a record 76,936 SUVs. • Off-road performance trims — including all Bronco, Raptor, Tremor and FX4 packages — accounted for 23.9% of Ford's first-half sales mix (up 3.6 percentage points). Sales of these specialized trims rose 6.5% to 240,634 vehicles. • Raptor sales rose 21.4% in Q2 and 10.6% in the first half. • The Tremor trim series continues to expand, with first-half sales up 118% year over year. Affordability as a Key Driver Ford’s commitment to providing a diverse and affordable range of price points continues to deliver results. Combined sales of the entry-level Maverick, Ranger and Bronco Sport rose 9.9% in Q2 and 9.2% through the first half of the year. • This growth was supported by strong entry-level demand for the Ranger XL (up 24.5%) and the Bronco Sport Big Bend (up 9.5%) through the first half. • America’s most affordable pickup in its most price accessible trim, the Maverick XL, saw sales rise 12.2% in Q2 and 3.9% through June. Lincoln Nautilus and Aviator Set New Records • Following record-setting Q2 for Nautilus and Nautilus hybrid, Lincoln’s luxury SUV lineup delivered significant gains. Aviator sales surged to a new record first half with 13,422 SUVs sold – up 11.7%.

For news releases, related materials and high-resolution photos and video, visit Ford From the Road. 4 Commercial Leadership: Ford Pro Ford started the year as the No. 1 brand in commercial vehicles. Based on Ford’s analysis of the most recent registration data through April, the company commands a 40.4% share of the Class 1-7 commercial truck and van segment. Digital and Services: Momentum Continues for Ford Pro Intelligence and BlueCruise • Ford Pro Intelligence paid software subscriptions grew by approximately 20% year- over-year in the first half of the year with a total of more than 900,000 active subscriptions today. • BlueCruise hands-free highway driving surpassed 12 million cumulative hours at the end of the first half, with updates continuing to provide new hands-free capability to earlier model year vehicles. Remote Services: Mobile Maintenance Grows Driven by the continued growth of Mobile Service, and strong customer demand, Ford Remote Services delivered standout results in the second quarter. Key performance milestones for the quarter and year-to-date include: • Remote experiences continues to over-deliver on plan, delivering nearly 1.5 million experiences globally (up 14%) with over 1.1 million experiences in the U.S. (up 16%). • Mobile Service continues with strong momentum, delivering almost 870,000 experiences globally (up 29%) and 737,000 experiences in the U.S. (up 27%). • Globally, we have over 4,800 vans on the road and over 4,400 in the U.S. • Pick-up & Delivery has delivered over 621,000 experiences globally and over 394,000 in the U.S. • YTD through June, globally we have delivered over 2.7 million remote experiences (up 12%) with over 2.0 million experiences in the U.S. (up 12%). Looking Ahead Ordering for the new Mustang RTR and the high-performance Mustang Dark Horse SC is now open along with the 30th edition trim package in the Expedition. On July 10, Ford will kick off a 23-store Bronco Filson North American tour at Filson’s flagship store in Seattle. The tour runs through October, when order banks are expected to open.

Prospective customers can see the Bronco Filson and meet the teams from Ford and Filson at these store events.

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About Ford Motor Company

Ford Motor Company (NYSE: F) is a global company based in Dearborn, Michigan, committed to helping build a better world, where every person is free to move and pursue their dreams. The company's Ford+ plan for growth and value creation combines existing strengths, new capabilities, and always-on relationships with customers to enrich experiences for customers and deepen their loyalty. Ford develops and delivers innovative, must-have Ford trucks, sport utility vehicles, commercial vans and cars and Lincoln luxury vehicles, along with connected services, including BlueCruise (ADAS) and security. The company offers freedom of choice through three customer-centered business segments: Ford Blue, engineering iconic gas-powered and hybrid vehicles; Ford Model e, inventing breakthrough electric vehicles ("EVs") along with embedded software that defines always-on digital experiences for all customers; and Ford Pro, helping commercial customers transform and expand their businesses with vehicles and services tailored to their needs. Additionally, the company provides financial services through Ford Motor Credit Company. Ford employs about 168,000 people worldwide. More information about the company and its products and services is available at corporate.ford.com.

Contacts:	Media	Equity Investment Community	Fixed Income Investment Community	Shareholder Inquiries
	Said Deep 1.313.658-0104 sdeep@ford.com	Maria Ricciardone 1.248.510.9092 mariar@ford.com	Sean Moore 1.313.248.1587 smoor192@ford.com	1.800.555.5259 or 1.313.845.8540 fordir@ford.com

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For news releases, related materials and high-resolution photos and video, visit Ford From the Road.